UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2021

RHYTHM PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38223	46-2159271
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

222 Berkeley Street

12th Floor

Boston, MA 02116

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (857) 264-4280

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RYTM	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 31, 2021, Murray Stewart, D.M., F.R.C.P. notified Rhythm Pharmaceuticals, Inc. (the “Company”) of his resignation as Chief Medical Officer, effective as of September 10, 2021 (the “Effective Date”). Following the Effective Date, Dr. Stewart will serve as Senior Medical Advisor to the Company. The Company intends to enter into a consulting agreement with Dr. Stewart, pursuant to which Dr. Stewart will provide advisory services commencing on September 11, 2021 for a period of up to one year. In exchange for such advisory services, Dr. Stewart will receive consulting fees of $12,000 per month, his vested Company stock options will remain outstanding and exercisable until the expiration of three months following the termination of his consulting services, with any unvested stock options forfeited upon his resignation, and his Company restricted stock units will remain outstanding and continue to vest in accordance with their original vesting schedules subject to Dr. Stewart’s continued services. In addition, Dr. Stewart will be eligible to receive an annual bonus for 2021 performance, prorated based on his employment and part-time consulting service during 2021.

The Board has appointed Linda Shapiro Manning, M.D., Ph.D., currently Senior Vice President, Clinical of the Company, to succeed Dr. Stewart as Chief Medical Officer as of the Effective Date.

Item 7.01.	Regulation FD Disclosure.

On September 2, 2021, the Company posted a revised corporate slide presentation in the “Investors & Media” portion of its website at ir.rhythmtx.com. The presentation has been updated to include, among other things, new information regarding BMI reduction in patients in the Company’s Phase 3 clinical trial evaluating setmelanotide for the treatment of insatiable hunger and severe obesity in individuals with Bardet-Biedl syndrome and certain powering assumptions related to the EMANATE trial.

The information contained in Item 7.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RHYTHM PHARMACEUTICALS, INC.

Date: September 2, 2021	By:	/s/ Hunter Smith
Hunter Smith
Chief Financial Officer